EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PPJ Enterprise, (the "Company") on Super "Form 10-K for the transition periods from 1/1/2008 through 6/30/2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chandana Basu, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chandana Basu
Chandana Basu, Chief Executive Officer and Principal Accounting Officer
May 10, 2018

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